VANGUARD(R)GROWTH EQUITY FUND
Annual Report * September 30, 2001

STOCK

[SHIP PICTURE]

[THE VANGUARD GROUP (R) LOGO]

SEPTEMBER 11, 2001

On September 11, a series of attacks on our nation by terrorists claimed thousands of lives.
     We want to convey, on behalf of Vanguard's 11,000 crew members, our profound sense of anguish for the victims of the attacks and their families, friends, and colleagues.
     Despite the huge loss of life, the tremendous physical destruction, and the widespread disruption of commerce caused by these attacks, we are confident that the people, financial markets, and economy of the United States will move forward.
     The adaptability and resolve of our people, the resiliency of our markets, and the inherent strength of our economic system have overcome many severe tests in the past 200 years. We believe they will do so again.
     Finally, we salute our clients, who responded to the events of September 11 and their aftermath with patience, reason, and a long-term, not short-term, perspective. We feel privileged to serve such investors.

-- John J. Brennan
   Chairman and Chief Executive Officer


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CONTENTS

LETTER FROM THE CHAIRMAN                               1
REPORT FROM THE ADVISER                                6
FUND PROFILE                                           9
GLOSSARY OF INVESTMENT TERMS                          10
PERFORMANCE SUMMARY                                   11
YOUR FUND'S AFTER-TAX RETURNS                         12
FINANCIAL STATEMENTS                                  13
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SUMMARY
* Vanguard Growth Equity Fund's return of -55.9% during the fiscal year ended September 30, 2001, was far worse than those of its comparative benchmarks.
* As growth stocks tumbled, the fund's technology holdings fell especially hard.
* The fund's aggressive strategy has generated big rewards in market rallies, but also can result in severe shortfalls during market declines.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the fiscal year ended September 30, 2001, VANGUARD GROWTH EQUITY FUND'S aggressive investment strategies provided no protection from the stunning decline in growth stocks. The fund returned -55.9% during the 12-month period--a significant shortfall to the weak returns posted by the fund's average mutual fund peer and its benchmark index.
     The table below presents the 12-month total returns (capital change plus reinvested dividends) for the fund and its average competitor. We also present the returns of two unmanaged indexes: the Russell 1000 Growth Index--the benchmark we consider to be the "best fit" for your fund--and the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market.
     Our total return is based on a decrease in net asset value from $18.68 per share on September 30, 2000, to $8.23 per share on September 30, 2001. The fund did not distribute any dividends or capital gains during the period. If you own the Growth Equity Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.

-----------------------------------------------------
2001 Total Returns                  Fiscal Year Ended
                                         September 30

Vanguard Growth Equity Fund                    -55.9%
Average Large-Cap Growth Fund*                 -43.8
Russell 1000 Growth Index                      -45.6
Wilshire 5000 Index -29.0
-----------------------------------------------------
*Derived from data provided by Lipper Inc.


ECONOMIC OVERVIEW
The terrorist attacks on September 11 shut down the U.S. stock market for four days, its longest closing since World War I. The market reopened on September 17, and stock prices plummeted throughout that week. To help ensure that the traumatized financial markets would have the liquidity to function, the U.S. Federal Reserve Board reduced short-term interest rates by 50 basis points (0.5 percentage point) just before the reopening. Then, on October 2, the Fed cut rates by another 50 basis points, its ninth cut since January. The rate reductions brought the federal funds rate--the rate at which banks make overnight loans to other banks--to 2.5%, its lowest level since 1962.
     The Fed's most recent actions were part of its yearlong campaign to revive the flagging U.S. economy. In the 12 months ended June 2001, the estimated value of goods and services produced by the economy increased by only 1.2%, down from 5.2% in the previous 12 months. Some analysts speculated that the economic impact of the terrorist attacks would tip the already weak economy into recession.

     Global economies generally followed the U.S. lead. Slow growth in Europe decelerated, and Japan struggled with long-standing economic and financial troubles. As weakness spread throughout major economies in North America, Asia, and Europe, the world's developing markets also faced tougher times.
     The U.S. economy's slowdown reflected sharp cutbacks in business investment, particularly in technology and telecommunications infrastructure. During the late 1990s, businesses spent heavily on the new economy's building blocks--the cables, routers, and computers used to generate, transmit, and process vast amounts of data. But after the bubble in Internet stocks burst in March 2000, investment capital became scarce, and corporate spending dried up.
     Until the September 11 attacks, it appeared that the U.S. economy was keeping just clear of recession, largely because of free spending by the American consumer. (An uptick in government spending also helped.) Housing sales and starts had remained strong, even as the number of unemployed workers crept up. Retail sales were also impressive. But both business activity and consumer confidence plunged after September 11, and the timing and extent of a rebound are uncertain.
     A spike in energy prices caused a sharp rise in the Consumer Price Index early in the fiscal year. Then oil and gas prices pulled back, while businesses' effort to trim inventories helped keep price increases under control. In the 12 months through September, the CPI rose by 2.6%. It's worth noting that the Fed's latest rate cut leaves short-term interest rates a bit below the past year's inflation rate, which suggests that, for now at least, short-term securities may not generate a positive inflation-adjusted return.


FINANCIAL MARKETS IN REVIEW

Global stock markets fell hard over the fiscal year ended September 30. A sharp decline in actual and forecast corporate earnings led to a steep decline in U.S. stock prices. The market, as measured by the Wilshire 5000 Index, fell -29.0%. Overseas, the story was much the same. For U.S.-based investors, poor stock market returns abroad were reduced further by the strength of the U.S. dollar.
     Large-capitalization growth stocks were among the hardest hit, both at home and abroad. During the late 1990s, fast-growing technology and Internet stocks had been bid up to unprecedented heights. As investors became skeptical of the valuations and earnings prospects of these companies in a slower-growing economy, tech issues suffered. The tech-heavy Nasdaq Composite Index lost a stunning -58.8% of its value during the 12 months.

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AS INVESTORS WORRIED ABOUT VALUATIONS AND EARNINGS PROSPECTS IN A SLOWER-GROWING
ECONOMY, TECH ISSUES SUFFERED.
--------------------------------------------------------------------------------

     Smaller stocks and value stocks--those with low prices relative to corporate measures such as earnings and book value--held up best, though even some of these market sectors posted negative returns during the 12 months.
     A weak economy, a tumbling stock market, and the Fed's repeated rate cuts created a favorable climate for bonds. As interest rates declined, bond prices rose (bond prices move in the opposite direction of interest rate yields). The broad investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted a double-digit return. Rising prices and falling yields were especially pronounced among short-term bonds, which tend to follow Fed rate cuts closely. The prices of longer-term bonds rose more modestly, and their yields stayed relatively high--perhaps reflecting market fears that inflation will remain a long-term concern. During the 12 months, the yield of the 30-year
Treasury bond declined 46 basis points to 5.42%. The yield of the 3-month Treasury bill, by contrast, dropped 383 basis points to 2.37%.


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MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2001

                                                   ONE        THREE         FIVE
                                                  YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -26.6%         2.0%        10.2%
Russell 2000 Index (Small-caps)                 -21.2          5.0          4.5
Wilshire 5000 Index (Entire market)             -29.0          1.9          8.6
MSCI EAFE Index (International)                 -28.5         -1.2         -0.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      13.0%         6.4%         8.1%
Lehman 10 Year Municipal Bond Index              10.0          5.2          6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        5.0          5.1          5.1
================================================================================
CPI
Consumer Price Index                              2.6%         2.9%         2.5%
--------------------------------------------------------------------------------


FISCAL 2001 PERFORMANCE OVERVIEW
Vanguard Growth Equity Fund's fiscal 2001 result was discouraging, but not altogether unexpected. Last year, we cautioned shareholders that "an investment in Growth Equity Fund entails significant risk. The fund will inevitably go through periods of weak performance on both an absolute and a relative basis." The past 12 months, unfortunately, vividly illustrated that risk. An investment in the Growth Equity Fund lost more than half its value, a performance that compared unfavorably with the weak returns of the fund's average competitor and its growth-stock benchmark.
     The Growth Equity Fund's aggressive investment strategy is a two-edged sword. During 1999 and 2000, as growth stocks rallied, the fund's rapid trading and narrow focus on the market's fastest-growing companies generated outstanding returns, both in absolute terms and relative to comparative standards. In fiscal 2001, as growth stocks tumbled, your fund fell further than its peers and its benchmark. The same strategies that generated big rewards in the growth-stock rally proved extremely costly in the growth-stock collapse.

     Like most growth-focused portfolios, the Growth Equity Fund was hit hard by the swift decline in technology stocks. About 18 months ago, many technology shares sported sky-high valuations, reflecting market confidence that these companies would generate rapid earnings growth almost indefinitely. Once it became clear that rapid growth would be hard to come by in a slowing economy, some stocks lost more than 90% of their value during the past 12 months. The Growth Equity Fund, unfortunately, held several of the tech sector's weakest performers, sustaining sizable losses on networking and Internet stocks. The impact of these losing stock picks was offset somewhat by good stock selection in the health care sector, where the main contributors were large medical-equipment producers and distributors.

LONG-TERM PERFORMANCE OVERVIEW
A single year of poor performance can have a significant impact on a fund's record. The table below presents the average annual returns of the Growth Equity Fund and its comparative benchmarks since the fund's inception. (The fund was organized as Turner Growth Equity Fund until June 12, 2000, when it joined The Vanguard Group.) The table also shows the growth of a hypothetical $10,000 investment in the fund, its average peer, and the unmanaged indexes that we use to evaluate fund performance.
     When we reported to you a year ago, after Growth Equity's stunning gain in fiscal 2000, the fund's long-term returns far exceeded those of its comparative standards. A $10,000 investment in Growth Equity was worth about 20% more than the same investment in the average large-cap growth fund. Since then, Growth Equity's fall has turned the standings upside down. The fund's long-term return now lags those of all of its comparative benchmarks. An initial investment of $10,000 in Growth Equity grew less than an identical investment in the average large-cap growth fund.


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TOTAL RETURNS                                               MARCH 11, 1992,* TO
                                                             SEPTEMBER 30, 2001
                                     -------------------------------------------
                                      AVERAGE                    FINAL VALUE OF
                                       ANNUAL                         A $10,000
                                       RETURN                INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Growth
  Equity Fund**                         10.1%                           $25,059
Average Large-Cap
  Growth Fund                           10.8                             26,594
Russell 1000 Growth Index               10.4                             25,809
Wilshire 5000 Index                     11.6                             28,575
--------------------------------------------------------------------------------
 *The fund's inception date.
**Prior to June 12, 2000, the fund was organized as Turner Growth Equity Fund.


     Over time, we expect your fund's performance to improve on both an absolute and relative basis. In our uncertain financial markets, however, it's impossible to know when the recovery will come. That said, we're confident that the fund's adviser, Turner Investment Partners, is well qualified to execute its aggressive style of growth-stock investing. Investors will also benefit from the Growth Equity Fund's low operating expenses, which enhance returns by reducing the drag of costs. The fund's expense ratio (operating expenses as a percentage of net assets) is 0.77%, far below the 1.46% charged by the average large-cap growth fund.

IN SUMMARY
In the 12 months since our last report, large-cap growth stocks and the Growth Equity Fund have been among the market's worst performers. In the late 1990s, they were among the best. This dramatic reversal reinforces two important lessons: first, that the only certainty in our financial markets is uncertainty; and second, that exceptional rewards go hand in hand with exceptional risks.
     The best response to risk and uncertainty is balance and diversification. Growth stocks and aggressive investment strategies can be a valuable component of your portfolio, but only if balanced with a broader selection of stock funds, bond funds, and short-term investments in proportions appropriate for your goals, time horizon, financial situation, and risk tolerance. Once you have devised such a plan, stay the course. We thank you not only for entrusting your hard-earned dollars to us, but also for your patience during the difficult past year.

Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

October 15, 2001
                                                                            5

REPORT FROM THE ADVISER

The fiscal year ended September 30, 2001, was one of the most brutal periods for growth stocks ever. The severe weakness in growth equities reflected investors' belief that the short-term earnings prospects for growth companies weren't bright enough to justify paying a premium for their shares.
     The Russell 1000 Growth Index of large-cap growth stocks tumbled -45.6% for the 12 months, the worst return of any capitalization segment in the broad stock market. The Standard & Poor's 500 Index, which includes growth and value stocks, fell -26.6%. For its part, the vanguard growth equity fund lost -55.9%.

OUR SUCCESSES
Successes were hard to come by, but we outperformed our benchmark index the Russell 1000 Growth Index--in three of the portfolio's sector allocations--energy, health care, and consumer staples. Our energy positions were down -48%, compared with -54% for the index energy sector. Our health care positions returned -10%, while the index sector returned -13%. Our consumer staples positions were up 5% (the fund's only positive sector return), compared with a -2% decline for the index sector.
     If nothing else, we growth investors now know what value investors went through during the late 1990s, when growth stocks flourished and value stocks disappointed. As could be expected, the pendulum has now swung the other way, and growth investing is taking a backseat to value investing for the time being.

OUR SHORTFALLS
Our technology holdings were far and away the fund's weakest performers. These stocks fell -77%, versus a -68% drop for the index sector. On average, the tech sector constituted about 40% of the portfolio. Investors gave these stocks a pounding, as worries about weak earnings reports and cutbacks in capital spending bred intense skepticism about tech companies' near-term earnings prospects. (However, we think that skepticism is unwarranted and that at least some tech companies' earnings may in fact begin improving in the fourth quarter or in early 2002.)

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INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM RESULTS CAN BE ACHIEVED BY EMPHASIZING STOCKS THAT HAVE ABOVE-AVERAGE EARNINGS PROSPECTS.
--------------------------------------------------------------------------------

     The fund was so heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the fund's sector weightings closely resemble those of the benchmark index. Because of its sizable technology weighting, the fund was enormously vulnerable to the unprecedented bear market in tech shares. We hasten to point out that sector neutrality also has advantages at times; when a major sector like technology is in favor, as it was in the 1990s, fund performance can benefit.

THE LONG-TERM  PERSPECTIVE
What makes the fund's loss doubly painful is that the stock market had been so bountiful for so long. Investors had become unaccustomed to any loss. But the occasional downturn in stocks is actually the normal order of things. Historically, stocks have lost money in about one in every four years. As we see it, the current bear market amounts to a long-overdue reminder that occasional downturns are the price investors pay for the outsized return potential of stocks.
     For instance, since 1960, the S&P 500 Index's annual calendar-year returns have ranged from a -26.3% loss to a 37.5% gain; the same market volatility that's so painful on the downside is what makes stocks so rewarding on the upside. The ability to tolerate losses and to be patient is especially critical in growth investing, so that you can hang in there for the chance to reap gains. Our research tells us that growth stocks tend to decline more than the broad market in bear markets and to rise more than the broad market in bull markets. Because market rallies tend to be unanticipated and intense, being invested when the rally begins is critical to capitalizing on the advantage of growth-stock investing. In short, in stock investing, as in fitness workouts, the bywords are "no pain, no gain."

POSITIONING  THE PORTFOLIO
Throughout the period, we continued to pick stocks according to our time-tested principle of buying companies with earnings that exceeded expectations. That principle hasn't generated good results recently, but no investment approach, including ours, always does well. However, we believe our approach will work again, and we are sticking to it.
     In the face of an erratic stock market over the past 12 months, in which growth stocks have underperformed value stocks markedly (the Russell 1000 Value Index beat its growth counterpart by a whopping 36.7 percentage points during that time), we continue to follow our investment disciplines and emphasize companies that we believe have the strongest earnings prospects. We think those are the stocks that will lead the market when it does recover.
     In light of the current market environment, we expect to emphasize two types of stocks: first, stocks in sector niches that tend to lead an economic recovery--semiconductor and technology-manufacturing-outsourcing stocks in the tech sector, for example, and media/advertising and specialty retail stocks in the consumer discretionary/services sector; and second, stocks that can produce reliable earnings streams in today's uncertain economic environment. Here, we especially like pharmaceutical stocks and food stocks. Of course, market conditions can change quickly, and we will adjust to any such changes if and as they occur.

Bob Turner, Chairman and Chief Investment Officer
Turner Investment Partners

October 11, 2001

FUND PROFILE                                            AS OF SEPTEMBER 30, 2001
    FOR GROWTH EQUITY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

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PORTFOLIO CHARACTERISTICS
                                                             BEST       WILSHIRE
                                                 FUND        FIT*           5000
--------------------------------------------------------------------------------
Number of Stocks                                   76         548          6,196
Median Market Cap                              $48.4B      $80.4B         $33.8B
Price/Earnings Ratio                            36.2x       32.9x          24.2x
Price/Book Ratio                                 4.4x        5.3x           2.9x
Yield                                            0.0%        0.8%           1.5%
Return on Equity                                24.5%       27.9%          23.1%
Earnings Growth Rate                            22.0%       21.9%          15.4%
Foreign Holdings                                 0.0%        0.0%           0.0%
Turnover Rate                                    357%          --             --
Expense Ratio                                   0.77%          --             --
Cash Investments                                 1.3%          --             --
--------------------------------------------------------------------------------



-----------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Pfizer, Inc.                                     7.0%
  (pharmaceuticals)
Intel Corp.                                       4.3
  (computer hardware)
General Electric Co.                              4.0
  (conglomerate)
Home Depot, Inc.                                  3.6
  (retail)
AOL Time Warner Inc.                              3.6
  (media)
Cisco Systems, Inc.                               3.5
  (computer networks)
Wal-Mart Stores, Inc.                             3.4
  (retail)
Johnson & Johnson                                 3.0
  (pharmaceuticals)
American International Group, Inc.                2.9
  (insurance)
Dell Computer Corp.                               2.1
  (computer technology)
-----------------------------------------------------------------
Top Ten                                          37.4%
-----------------------------------------------------------------



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VOLATILITY MEASURES

                                    BEST                 WILSHIRE
                          FUND      FIT*       FUND          5000
-----------------------------------------------------------------
R-Squared                 0.88      1.00       0.79          1.00
Beta                      1.16      1.00       1.54          1.00
-----------------------------------------------------------------


------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                               BEST       WILSHIRE
                                   FUND        FIT*           5000
------------------------------------------------------------------
Auto & Transportation              0.0%        0.7%           2.0%
Consumer Discretionary            17.8        14.2           13.6
Consumer Staples                   8.3         8.2            7.2
Financial Services                 9.9        10.4           20.9
Health Care                       27.7        27.9           15.4
Integrated Oils                    1.4         0.1            3.8
Other Energy                       0.7         2.3            2.3
Materials & Processing             0.0         0.5            3.2
Producer Durables                  2.0         2.1            3.1
Technology                        24.3        22.9           13.7
Utilities                          2.6         2.7            9.5
Other                              5.3         8.0            5.3
-----------------------------------------------------------------




--------------------
INVESTMENT FOCUS

MARKET CAP - LARGE
STYLE - GROWTH
--------------------

                                                             [COMPUTER GRAPHIC]
*Russell 1000 Growth Index.                                   VISIT OUR WEBSITE
                                                               WWW.VANGUARD.COM
                                                          FOR REGULARLY UPDATED
                                                              FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS


BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
  FOR GROWTH EQUITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE MARCH 11, 1992-SEPTEMBER 30, 2001

[MOUNTAIN CHART]

Initial Investment of $10,000
--------------------------------------------------------------------------------
       DATE          GROWTH    AVERAGE LARGE-CAP  RUSSELL 1000    WILSHIRE
                   EQUITY FUND   GROWTH FUND      GROWTH INDEX   5000 INDEX
    3/11/1992           10000       10000            10000         10000
    199203              10135       10135            10135          9955
    199206               9916        9832            10024          9943
    199209              10192       10134            10465         10248
    199212              11319       11057            11194         10994
    199303              11801       11160            11101         11462
    199306              12008       11273            10929         11549
    199309              12907       11871            11090         12016
    199312              13061       12064            11519         12235
    199403              12271       11608            11012         11779
    199406              11758       11312            10899         11687
    199409              12520       12004            11738         12322
    199412              12181       11800            11825         12227
    199503              12789       12682            12951         13331
    199506              13799       14189            14225         14576
    199509              15102       15462            15516         15908
    199512              15831       15666            16223         16684
    199603              16404       16503            17094         17621
    199606              17919       17412            18181         18397
    199609              18562       18092            18836         18918
    199612              18876       18883            19974         20223
    199703              18373       18749            20081         20354
    199706              21509       22240            23879         23791
    199709              24615       24346            25673         26112
    199712              24796       24169            26063         26550
    199803              27824       27786            30012         30071
    199806              29899       29461            31375         30657
    199809              27252       26323            28524         26969
    199812              34236       33367            36151         32771
    199903              37010       36189            38449         34008
    199906              38029       37581            39929         36662
    199909              37650       36289            38466         34238
    199912              52585       46077            48138         40492
    200003              59557       49970            51569         42038
    200006              57548       47483            50176         40153
    200009              56878       47295            47478         40219
    200012              40436       38589            37343         36064
    200103              29870       31186            29539         31615
    200106              32884       32901            32026         33977
    200109              25059       26594            25809         28575

--------------------------------------------------------------------------------




                                       AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED SEPTEMBER 30, 2001
                                   ------------------------------------     FINAL VALUE
                                          ONE      FIVE           SINCE    OF A $10,000
                                         YEAR      YEARS     INCEPTION*      INVESTMENT
---------------------------------------------------------------------------------------
Growth Equity Fund                    -55.94%      6.19%         10.09%         $25,059
Average Large-Cap Growth Fund**       -43.77       8.01          10.78           26,594
Russell 1000 Growth Index             -45.64       6.50          10.43           25,809
Wilshire 5000 Index                   -28.95       8.60          11.62           28,575
---------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURNS (%) MARCH 11, 1992-SEPTEMBER 30, 2001
[BAR CHART]

GROWTH                   RUSSELL 1000
EQUITY FUND              GROWTH INDEX
1992    1.9               1992    4.7
1993   26.6               1993    6.0
1994   -3.0               1994    5.8
1995   20.6               1995   32.2
1996   22.9               1996   21.4
1997   32.6               1997   36.3
1998   10.7               1998   11.1
1999   38.2               1999   34.9
2000   51.1               2000   23.4
2001  -55.9               2001  -45.6

 *March 11, 1992.
**Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 17 for capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2001
                                                                           SINCE
                                            ONE YEAR    FIVE YEARS    INCEPTION*
                                            ------------------------------------

GROWTH EQUITY FUND
  Returns Before Taxes                       -55.94%         6.19%        10.09%
  Returns After Taxes on Distributions       -55.94          1.18          7.05
  Returns After Taxes on Distributions
      and Sale of Fund Shares                -34.07          4.29          7.99
--------------------------------------------------------------------------------
*March 11, 1992

FINANCIAL STATEMENTS
  SEPTEMBER 30, 2001

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GROWTH EQUITY FUND                                        SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.7%)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (17.5%)
  Home Depot, Inc.                                       590,143       $ 22,644
* AOL Time Warner Inc.                                   672,779         22,269
  Wal-Mart Stores, Inc.                                  434,400         21,503
* Clear Channel
   Communications, Inc.                                  213,821          8,499
* eBay Inc.                                              155,860          7,131
* Electronic Arts Inc.                                   139,110          6,353
* Kohl's Corp.                                           126,960          6,094
* Apollo Group, Inc. Class A                             108,720          4,569
* Best Buy Co., Inc.                                      92,130          4,187
* CDW Computer Centers, Inc.                              97,350          3,522
* Barnes & Noble, Inc.                                    80,470          2,905
                                                                   -------------
                                                                        109,676
                                                                   -------------

CONSUMER STAPLES (8.2%)
  PepsiCo, Inc.                                          235,910         11,442
  Procter & Gamble Co.                                   128,560          9,358
  Walgreen Co.                                           249,210          8,580
  Kraft Foods Inc.                                       224,810          7,727
* The Kroger Co.                                         252,420          6,220
  General Mills, Inc.                                    100,691          4,581
  Sysco Corp.                                            123,576          3,156
                                                                   -------------
                                                                         51,064
                                                                   -------------

FINANCIAL SERVICES (9.8%)
  American International
   Group, Inc.                                           231,040         18,021
  Citigroup, Inc.                                        207,380          8,399
  Freddie Mac                                            107,230          6,970
* Concord EFS, Inc.                                      110,490          5,408
  The Goldman Sachs Group, Inc.                           70,750          5,048
  Charles Schwab Corp.                                   380,220          4,373
* SunGard Data Systems, Inc.                             146,850          3,432
* Fiserv, Inc.                                            91,135          3,117
  Fannie Mae                                              37,830          3,029
* Instinet Group Inc.                                    248,800          2,436
  SEI Corp.                                               21,550            690
                                                                   -------------
                                                                         60,923
                                                                   -------------

HEALTH CARE (27.3%)
  BIOTECH RESEARCH & Production (5.2%)
* Amgen, Inc.                                            215,726         12,678
  Baxter International, Inc.                             220,702         12,150
* IDEC Pharmaceuticals Corp.                             157,360          7,800

  DRUGS & Pharmaceuticals (18.6%)
  Pfizer, Inc.                                         1,089,799         43,701
  Johnson & Johnson                                      336,280         18,630
  Abbott Laboratories                                    239,551         12,421
  American Home Products Corp.                           186,820         10,882
* King Pharmaceuticals, Inc.                             184,505          7,740
  Cardinal Health, Inc.                                   87,310          6,457
* Forest Laboratories, Inc.                               88,330          6,372
* AmerisourceBergen Corp.                                 87,680          6,221
* Andrx Group                                             63,880          4,147

  ELECTRONICS--MEDICAL SYSTEMS (0.8%)
* Varian Medical Systems, Inc.                            80,490          5,163

  HEALTH CARE FACILITIES (1.9%)
  HCA Inc.                                               162,602          7,205
* Laboratory Corp. of America Holdings                    57,280          4,631

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GROWTH EQUITY FUND                                        SHARES           (000)
--------------------------------------------------------------------------------
  MEDICAL & Dental Instruments & Supplies (0.8%)
* St. Jude Medical, Inc.                                  71,340      $   4,883
                                                                   -------------
                                                                        171,081
                                                                   -------------
INTEGRATED OILS (1.4%)
  Murphy Oil Corp.                                        71,790          5,195
  Unocal Corp.                                           107,100          3,481
                                                                   -------------
                                                                          8,676
                                                                   -------------
OTHER ENERGY (0.7%)
* Calpine Corp.                                          193,220          4,407
                                                                   -------------
PRODUCER DURABLES (1.9%)
* Polycom, Inc.                                          194,970          4,751
  Caterpillar, Inc.                                      105,980          4,748
* Applied Materials, Inc.                                 91,780          2,610
                                                                   -------------
                                                                         12,109
                                                                   -------------
TECHNOLOGY (24.1%)
  Intel Corp.                                          1,318,800         26,956
* Cisco Systems, Inc.                                  1,809,450         22,039
* Dell Computer Corp.                                    710,510         13,166
  Texas Instruments, Inc.                                505,980         12,639
* QUALCOMM, Inc.                                         245,537         11,673
* Micron Technology, Inc.                                505,780          9,524
* Celestica, Inc.                                        263,700          7,199
* Flextronics International Ltd.                         400,830          6,630
* EMC Corp.                                              499,460          5,869
* VeriSign, Inc.                                         135,920          5,695
* Analog Devices, Inc.                                   160,190          5,238
* NVIDIA Corp.                                           172,510          4,739
  General Dynamics Corp.                                  45,520          4,020
* Broadcom Corp.                                         166,570          3,381
* Intersil Corp.                                         118,660          3,313
* RF Micro Devices, Inc.                                 192,380          3,194
* LSI Logic Corp.                                        241,190          2,834
* Peregrine Systems, Inc.                                177,810          2,246
                                                                   -------------
                                                                        150,355
                                                                   -------------
UTILITIES (2.5%)
* AT&T Wireless Services Inc.                            363,340          5,428
  SBC Communications Inc.                                 89,740          4,229
  Kinder Morgan, Inc.                                     64,450          3,172
* Cox Communications, Inc.
     Class A                                              72,680          3,034
                                                                   -------------
                                                                         15,863
                                                                   -------------

OTHER (5.3%)
  General Electric Co.                                   672,888         25,031
  Tyco International Ltd.                                 99,480          4,526
* SPX Corp.                                               47,130          3,907
                                                                   -------------
                                                                         33,464
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $726,221)                                                     617,618
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                FACE                     MARKET
                                                AMOUNT                   VALUE*
                                                (000)                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  3.33%, 10/1/2001---Note G                     $2,541                 $  2,541
  3.34%, 10/1/2001                               2,592                    2,592
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $5,133)                                                          5,133
--------------------------------------------------------------------------------



TOTAL INVESTMENTS (99.6%)
   (COST $731,354)                                                      622,751
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (0.4%)                                 2,747
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 76,028,344 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $625,498
================================================================================

NET ASSET VALUE PER SHARE                                                $8.23
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS
  Investments in Securities, at Value                                  $622,751
  Receivables for Investment Securities Sold                             25,335
  Other Assets--Note C                                                    7,899
                                                                     -----------
    Total Assets                                                        655,985
                                                                     -----------
LIABILITIES
Payables for Investment Securities Purchased                             26,021
  Other Liabilities--Note G                                               4,466
                                                                     -----------
  Total Liabilities                                                      30,487
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS                                                             $625,498
================================================================================


--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------

                                                         AMOUNT             PER
                                                          (000)           SHARE
--------------------------------------------------------------------------------
Paid-in Capital--Note E                              $1,262,321          $16.60
Accumulated Net
  Investment Loss--Note E                                  (226)             --
Accumulated Net
  Realized Losses--Note E                              (527,994)          (6.94)
Unrealized Depreciation--Note F                        (108,603)          (1.43)
--------------------------------------------------------------------------------
NET ASSETS                                            $ 625,498          $ 8.23
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                             GROWTH EQUITY FUND
                                                  YEAR ENDED SEPTEMBER 30, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 3,359
  Interest                                                                  691
  Security Lending                                                          167
--------------------------------------------------------------------------------
    Total Income                                                          4,217
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             3,209
    Performance Adjustment                                                 (419)
  The Vanguard Group--Note C
    Management and Administrative                                         3,575
    Marketing and Distribution                                              129
  Custodian Fees                                                             29
  Auditing Fees                                                              11
  Shareholders' Reports                                                      40
  Trustees' Fees and Expenses                                                 2
--------------------------------------------------------------------------------
    Total Expenses                                                        6,576
    Expenses Paid Indirectly--Note D                                     (1,518)
--------------------------------------------------------------------------------
    Net Expenses                                                          5,058
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               (841)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                 (520,888)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                             (182,798)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(704,527)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                           GROWTH EQUITY FUND
                                                      YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------
                                                           2001           2000
                                                          (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income (Loss)                          $ (841)          $ (700)
  Realized Net Gain (Loss)                             520,888)          (2,548)
  Change in Unrealized Appreciation (Depreciation)    (182,798)          61,372
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                       (704,527)          58,124
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                     --               --
  Realized Capital Gain                                     --          (41,208)
--------------------------------------------------------------------------------
    Total Distributions                                     --          (41,208)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                               839,976          834,293
  Issued in Lieu of Cash Distributions                      --           39,734
  Redeemed                                            (428,136)        (115,582)
--------------------------------------------------------------------------------
      Net Increase (Decrease) from Capital
       Share Transactions                              411,840          758,445
--------------------------------------------------------------------------------
   Total Increase (Decrease)                          (292,687)         775,361
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  918,185          142,824
--------------------------------------------------------------------------------
  End of Period                                       $625,498         $918,185
================================================================================

1 Shares Issued (Redeemed)
  Issued                                                62,660           44,062
  Issued in Lieu of Cash Distributions                      --            2,499
  Redeemed                                             (35,795)          (6,389)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding       26,865           40,172
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------
                                                          GROWTH EQUITY FUND
FOR A SHARE OUTSTANDING                                YEAR ENDED SEPTEMBER 30,
THROUGHOUT EACH PERIOD                         --------------------------------------------------
                                                  2001      2000*      1999      1998       1997
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $18.68     $15.88    $12.87    $16.64     $17.03
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income (Loss)                   (.01)      (.01)     (.05)     (.05)      (.03)
   Net Realized and Unrealized Gain (Loss)
     on Investments                             (10.44)      7.33      4.66      1.10       4.23
-------------------------------------------------------------------------------------------------
     Total from Investment Operations           (10.45)      7.32      4.61      1.05       4.20
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income             --         --        --        --         --
   Distributions from Realized Capital Gains        --      (4.52)    (1.60)    (4.82)     (4.59)
-------------------------------------------------------------------------------------------------
     Total Distributions                            --      (4.52)    (1.60)    (4.82)     (4.59)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $8.23     $18.68    $15.88    $12.87     $16.64
=================================================================================================

TOTAL RETURN                                   -55.94%     51.07%    38.15%    10.71%     32.61%
=================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)           $625       $918      $143       $98       $100
   Ratio of Total Expenses to
     Average Net Assets                          0.77%      0.74%     0.96%   1.04%**    1.02%**
   Ratio of Net Expenses to
     Average Net Assets--Note D                  0.59%      0.72%     0.92%     1.00%      0.96%
   Ratio of Net Investment Income (Loss) to
     Average Net Assets                         (0.10%)    (0.19%)   (0.42%)   (0.42%)    (0.25%)
   Portfolio Turnover Rate                        357%       303%      328%      250%       178%
=================================================================================================

*Turner  Growth  Equity  Fund reorganized  into  Vanguard  Growth  Equity  Fund effective June 12, 2000.
**Expense ratios before waivers and reimbursements of expenses were 1.12% in 1998 and 1.05% in 1997.

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Net investment losses that are applied to reduce required capital gain distributions are reclassified to accumulated net realized loss; net investment losses in excess of the amount of capital gains available for distribution are reclassified to paid-in capital.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Turner Investment Partners provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index. For the year ended September 30, 2001, the investment advisory fee represented an effective annual basic rate of 0.38% of the fund's average net assets before a decrease of $419,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2001, the fund had contributed capital of $138,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.1% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended September 30, 2001, these arrangements reduced the fund's expenses by $1,518,000 (an annual rate of 0.18% of average net assets).

E. During the year ended September 30, 2001, the fund purchased $3,393,514,000 of investment securities and sold $2,977,654,000 of investment securities other than temporary cash investments.

At September 30, 2001, the fund had available realized losses of $526,052,000 to offset future net capital gains of $39,077,000 through September 30, 2009, and $486,975,000 through September 30, 2010.

The fund had a tax-basis net investment loss of $615,000 for the year ended September 30, 2001, which has been reclassified to paid-in capital.

F. At September 30, 2001, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $108,603,000, consisting of unrealized gains of $20,165,000 on securities that had risen in value since their purchase and $128,768,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at September 30, 2001, was $2,453,000, for which the fund held cash collateral of $2,541,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Growth Equity Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth Equity Fund (the "Fund") at September 30, 2001, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended September 30, 1999 were audited by other independent accountants whose report dated November 8, 1999 expressed an unqualified opinion on the financial statements containing those financial highlights.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 1, 2001

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP (R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q5440 112001

VANGUARD(R) EQUITY INCOME FUND
ANNUAL REPORT * SEPTEMBER 30, 2001

STOCK
[SHIP PICTURE]

[THE VANGUARD GROUP (R)LOGO]

SEPTEMBER 11, 2001

On September 11, a series of attacks on our nation by terrorists claimed thousands of lives.
     We want to convey, on behalf of Vanguard's 11,000 crew members, our profound sense of anguish for the victims of the attacks and their families, friends, and colleagues.
     Despite the huge loss of life, the tremendous physical destruction, and the widespread disruption of commerce caused by these attacks, we are confident that the people, financial markets, and economy of the United States will move forward.
     The adaptability and resolve of our people, the resiliency of our markets, and the inherent strength of our economic system have overcome many severe tests in the past 200 years. We believe they will do so again.
     Finally, we salute our clients, who responded to the events of September 11 and their aftermath with patience, reason, and a long-term, not short-term, perspective. We feel privileged to serve such investors.

-- John J. Brennan
   Chairman and Chief Executive Officer

--------------------------------------
CONTENTS

Letter from the Chairman            1
Report from the Advisers            6
Fund Profile                        9
Glossary of Investment Terms       10
Performance Summary                11
Your Fund's After-Tax Returns      12
Financial Statements               13
---------------------------------------
SUMMARY
* Vanguard Equity Income Fund's -0.8% decline during the fiscal year ended September 30, though disappointing, was a much better result than those of the average competitor, our benchmark index, and the broad stock market.
* Excellent stock selection by our advisers was responsible for most of the fund's margin of superiority over its average peer and the index.
*    The  fund,   although  not  immune  to  the  overall  market's  slump,  did demonstrate the value of a conservative approach in an extremely volatile period for stocks.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,
In the face of the worst downturn for the broad U.S. stock market in more than 25 years, vanguard equity income fund returned -0.8% during the fiscal year ended September 30, 2001. Economic conditions deteriorated throughout the period, and near its end the economy and the financial markets were engulfed in the uncertainty caused by the worst terrorist attacks in U.S. history. Although your fund certainly was not immune to the stock market's slump, it did demonstrate the value of a conservative investment approach in volatile times.
     The table at left shows the total returns (capital change plus reinvested dividends) for the fund, its average peer, and the Russell 1000 Value Index, which consists of the value issues among the nation's 1,000 largest stocks. For reference, we also show the return of the Wilshire 5000 Total Market Index, a measure of the overall U.S. stock market. In addition, the table presents the return for your fund's Admiral(TM) Shares, which were introduced on August 13, 2001. These shares offer a lower expense ratio to shareholders whose sizable, long-tenured accounts bring economies of scale and lower costs to the fund.


--------------------------------------------------------
2001 TOTAL RETURNS                    FISCAL YEAR ENDED
                                           SEPTEMBER 30
--------------------------------------------------------
VANGUARD EQUITY INCOME FUND                        -0.8%
Average Equity Income Fund*                        -9.3
Russell 1000 Value Index                           -8.9
Wilshire 5000 Index                               -29.0
--------------------------------------------------------


ADMIRAL SHARES (Since August 13, 2001, inception)
--------------------------------------------------------
VANGUARD EQUITY INCOME FUND                        -6.3%
--------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The fund's 12-month total return is based on a decrease in net asset value from $24.06 per share on September 30, 2000, to $22.22 per share on September 30, 2001, and is adjusted for dividends totaling $0.54 per share paid from net investment income and a distribution of $1.14 per share from net realized capital gains. For Admiral Shares, the decrease was from $50.00 per share at inception to $46.57 on September 30, adjusted for a dividend distribution of $0.257 per share. (Admiral Shares distributed no capital gains.)
     If you hold your shares in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.

ECONOMIC OVERVIEW
As the fiscal year was nearing its end, the terrorist attacks on September 11 shut down the U.S. stock market for four days, its longest closing since World War I. The market reopened on September 17, and stock prices plummeted throughout that week. To help ensure that the financial markets would have the liquidity to function, the U.S. Federal Reserve Board reduced short-term interest rates by 50 basis points (0.5 percentage point) just before the reopening. Then, on October 2, the Fed cut rates by another 50 basis points, its ninth cut since January. That rate reduction brought the federal funds rate--the rate at which banks make overnight loans to other banks--to 2.5%, its lowest level since 1962.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2001

                                                   ONE        THREE         FIVE
                                                  YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -26.6%         2.0%        10.2%
Russell 2000 Index (Small-caps)                 -21.2          5.0          4.5
Wilshire 5000 Index (Entire market)             -29.0          1.9          8.6
MSCI EAFE Index (International)                 -28.5         -1.2         -0.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      13.0%         6.4%         8.1%
Lehman 10 Year Municipal Bond Index              10.0          5.2          6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        5.0          5.1          5.1
================================================================================
CPI
Consumer Price Index                              2.6%         2.9%         2.5%
--------------------------------------------------------------------------------

     The Fed's most recent actions continued its yearlong campaign to revive the flagging U.S. economy. In the second quarter of 2001, the value of goods and services produced by the economy was just 1.2% higher (on an inflation-adjusted basis) than it had been a year earlier. Some analysts speculated that the economic impact of the terrorist attacks would tip the already weak economy into recession.
     Global economies generally followed the U.S. lead. Slow growth in Europe got even slower, and Japan struggled with long-standing economic and financial troubles. As weakness spread throughout major economies in North America, Asia, and Europe, the world's developing markets also faced tougher times.
     The U.S. economy's slowdown reflected sharp cutbacks in business investment, particularly in technology and telecommunications infrastructure. During the late 1990s, businesses spent heavily on the new economy's building blocks--the cables, routers, and computers used to generate, transmit, and process vast amounts of data. But after the bubble in Internet stocks burst in March 2000, investment capital became scarce, and corporate spending dried up.
     Until the September 11 attacks, it appeared that the U.S. economy was keeping just clear of recession, largely because of free spending by consumers. (An uptick in government spending also helped.) Housing sales and starts had remained strong, even as unemployment rose. Retail sales were also impressive. But business activity and consumer confidence plunged after September 11, and the timing and extent of a rebound are uncertain.

--------------------------------------------------------------------------------
THE U.S. ECONOMY'S SLOWDOWN REFLECTED SHARP CUTBACKS IN BUSINESS INVESTMENT, PARTICULARLY IN TECHNOLOGY AND TELECOMMUNICATIONS INFRASTRUCTURE.
--------------------------------------------------------------------------------

     A spike in energy prices caused a sharp rise in the Consumer Price Index early in 2001, but inflation then stabilized. Oil and gas prices pulled back, while businesses' efforts to trim inventories helped keep price increases under control. In the 12 months through September, the CPI rose by 2.6%. It's worth noting that the Fed's October 2 rate cut left short-term interest rates a bit below the past year's inflation rate, which suggests that, for now at least, short-term securities may not generate a positive inflation-adjusted return.

FINANCIAL MARKETS IN REVIEW
Global equity markets fell hard over the 12 months ended September 30. A sharp decline in actual and forecast corporate earnings led to a steep decline in U.S. stock prices. The market, as measured by the Wilshire 5000 Index, fell -29.0%. Overseas, the story was similar. For U.S.-based investors, poor stock market returns abroad were reduced further by a stronger U.S. dollar.

--------------------------------------------------------------------------------
VALUE STOCKS HELD UP BEST, THOUGH MANY OF THESE MARKET SEGMENTS POSTED NEGATIVE RETURNS.
--------------------------------------------------------------------------------
     Large-capitalization growth stocks were among the hardest hit, both at home and abroad. During the late 1990s, fast-growing technology and Internet stocks had been bid up to unprecedented heights. As investors became skeptical of these companies' valuations and earnings prospects in a slower-growing economy, tech issues suffered. The tech-heavy Nasdaq Composite Index lost a stunning -58.8% of its value during the past 12 months.
     Value stocks--those with relatively high dividend yields and relatively low prices compared with such measures as earnings and book value--held up best, though even many of these market segments posted negative returns.
     The broad investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned an excellent 13.0% during the period, as declining interest rates pushed bond prices higher. During the 12 months, the yield of the 30-year Treasury bond declined 46 basis points to 5.42%. The yield of the 3-month Treasury bill, which is quite sensitive to the Fed's interest rate maneuvers, dropped more than 380 basis points to 2.37%.

FISCAL 2001 PERFORMANCE OVERVIEW
The Equity Income Fund declined -0.8% during the fiscal year ended September 30. We can't regard a negative return as a big success, except in relative terms. Your fund did fare much better than its peer group, its benchmark index, and the stock market as a whole. Nevertheless, even a small decline is nothing to brag about.
     Your fund had managed to remain in positive territory through September 10. But the market's sharp decline in response to the terrorist attacks spared very few stocks in the final two weeks of the fiscal year.

     During the full fiscal year, we saw positive returns from the fund's holdings of consumer-related companies, auto and transportation stocks, materials and processing companies, and financial services firms. But these gains were more than offset by declines in our other holdings, particularly those in the utilities, energy, and technology groups.
     We outpaced both our benchmark index and our average peer by more than 8 percentage points primarily because of adroit overall stock selection by our advisers. One example is the comparative returns for financial services stocks, which represent the largest industry commitment for both your fund and the benchmark Russell 1000 Value Index. The fund eked out a return of nearly 2% in this sector, while the index registered a -9.1% decline. In the utilities sector, the second-largest weighting for both the fund and the index, the fund's picks declined -4.6% as a group, but the index's utility component declined -10.3%. Our only significant shortfall versus the index came in the health care sector, where our holdings returned -0.8% and the index's holdings gained 11.6%.

-------------------------------------------------------------------
FUND ASSETS MANAGED                              SEPTEMBER 30, 2001
                                             ----------------------
                                             $ MILLION   PERCENTAGE
-------------------------------------------------------------------
Newell Associates                               $1,219          52%
Wellington Management Company, llp                 609          26
John A. Levin & Company, Inc.                      516          22
-------------------------------------------------------------------
Total                                           $2,344         100%
-------------------------------------------------------------------

     As you know, we employ three seasoned investment-management firms as advisers for the fund. (The adjacent table presents the current allocation of assets among them.) We believe that the diversity of thought and methodology represented by this multi-adviser approach serves the Equity Income Fund well. Despite their different strategies, the advisers share the goal of providing a solid level of current income as well as long-term growth of income and capital. The fund's yield as of September 30 was 2.2% (2.3% for Admiral Shares), roughly 11/2 times the yield of the overall stock market and not far below the 2.4% yield of 3-month Treasury bills.

-------------------------------------------------------------------
TOTAL RETURNS                                       TEN YEARS ENDED
                                                 SEPTEMBER 30, 2001
                                      -----------------------------
                                       AVERAGE       FINAL VALUE OF
                                        ANNUAL            A $10,000
                                        RETURN   INITIAL INVESTMENT
-------------------------------------------------------------------
Vanguard Equity Income Fund              12.9%              $33,657
Average Equity Income Fund               10.9                28,099
Russell 1000 Value Index                 13.9                36,592
Wilshire 5000 Index                      11.9                30,787
-------------------------------------------------------------------

LONG-TERM PERFORMANCE OVERVIEW
In our view, investors are best served by focusing on the long term when evaluating fund performance. The Equity Income Fund's average annual return for the past ten years was 12.9%, as you can see in the table at right. This was a very good result both in absolute terms and relative to the average return of 10.9% from competing equity income funds. Our result over the past decade outpaced that of the all-market Wilshire 5000 Index, but trailed the result of the Russell 1000 Value Index, the "best fit" among broad market indexes for the Equity Income Fund's investment approach.
     One factor--operating costs--explains a part of both our performance advantage over our peers and our shortfall versus the value index. Our annual operating costs--equal to 0.47% of assets (or $4.70 per $1,000) for the fund's Investor Shares--are well below those of our peer funds, whose average expense ratio is 1.37% (or $13.70 per $1,000), according to data from Lipper Inc. This cost gap has an important consequence: To deliver the same net result as our fund, our average competitor must achieve a gross return nearly 1 percentage point higher than ours, year after year. The record shows that our peers haven't been able to do that during the past decade. That said, even our modest costs are a handicap compared with our benchmark index, which exists only on paper and bears no operating expenses or transaction costs.
     Low costs are important for all mutual funds, but especially so for equity income funds because operating costs reduce--dollar for dollar-- the income that investors receive from the fund's earnings.

IN SUMMARY
The past 12 months have been a trying time for investors--and for the nation as a whole. Investment risk and the unpredictability of financial and global events have been much more pronounced than usual. Such uncertainty can sometimes trigger hasty and ill-conceived investment decisions. But we believe that even momentous events such as those we've experienced during the past year should not alter a thoughtfully constructed long-term investment plan.
     Investing for the long term and holding a portfolio diversified across asset classes--stocks, bonds, and short-term investments--put you in the best position to stay on course through up and down markets. The Equity Income Fund can be a very sensible component in such a portfolio. We thank you for entrusting your hard-earned dollars to Vanguard.

Sincerely,

/S/ John J. Brennan

John J. Brennan
Chairman and Chief Executive Officer
October 9, 2001

REPORT FROM THE ADVISERS
During the 12 months ended September 30, 2001, vanguard equity income fund recorded a total return of -0.8%. While we did not overcome the bearish stock market to achieve a gain for the period, the consolation in a very difficult year was that we were well ahead of our main performance benchmarks--the average equity income fund (-9.3%) and the Russell 1000 Value Index (-8.9%).

THE INVESTMENT ENVIRONMENT
In the aftermath of September's terrorist attacks, an already-weak U.S. economy probably fell into recession. Economic prospects were not much better elsewhere in the world, with Japan already in recession and Europe's economies slowing rapidly. Massive stimulus from federal tax cuts and spending increases, and the sharp reduction in interest rates over the past year will improve global economic prospects, but all of this stimulation takes time to work. Actual and anticipated economic weakness, coinciding with lower corporate earnings, is producing a precarious investment environment. Given these facts, the surprising thing is not the stock market's decline, but its resilience. It appears that the market is attempting to look past the economic weakness and toward an eventual recovery.
     A near-collapse in demand for technology and telecommunications equipment was at the core of the decline in both the economy and the stock market. Yet prior to September 11 these developments had not resulted in a serious cutback in consumer spending. Consumers did, of course, cut back sharply in the aftermath of the attacks. The depth and length of a recession will be determined more by what consumers are able to do--in other words, by how employment and incomes hold up--than by any other factor. If consumers cut back on spending significantly for an extended period, economic problems could deepen. Still, there's no reason to suppose that the United States will not recover and emerge from the current situation stronger than ever. It's just that, at this point, no one can say with authority how long that recovery will take.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The advisers believe that a fund made up of undervalued stocks, most of which offer high dividend yields compared to their past levels and to the overall market, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.
--------------------------------------------------------------------------------

THE FUND'S SUCCESSES
In general, dividend-paying stocks performed better than the overall market during the fiscal year. In the midst of a sharp downturn, it's not surprising that investors rediscovered the desirability of dividend income. Of course, the

Equity Income Fund predominantly holds stocks that pay dividends, and we aim for a portfolio with a significantly higher yield than the broad stock market.
     The fund's strongest performers during the past 12 months were food and tobacco companies, retailers, and chemical and paper companies. The slowing economy and weak earnings prospects for technology stocks led investors to seek out the food and tobacco groups, which historically hold up well in economic slowdowns. Standouts in your fund included Philip Morris, UST, Procter & Gamble, and Sara Lee. Retail holdings, including J.C. Penney and May Department Stores, performed very well for most of the fiscal year because consumer spending remained relatively robust. Chemical stocks, including our stake in Dow Chemical, benefited from falling oil and natural gas prices. Paper companies such as Weyerhaeuser and International Paper, two of our holdings, benefited from investor enthusiasm for consolidation within the industry.
     In relation to most peers and to our benchmark index, the fund was aided by its underweightings in financial services and automobile stocks and by extremely light holdings in the downtrodden technology group.

THE FUND'S SHORTFALLS
Energy, telecommunications, and electrical equipment companies were the main factors in the fund's decline for the fiscal year. Petroleum stocks were hurt by lower prices for oil and natural gas. We had some winners among our energy holdings (Ultramar Diamond Shamrock was up +93% and Sunoco rose +36%). But we had more decliners, including natural gas producer El Paso Corp. (-32%) and oil services firms Schlumberger (-44%) and Baker Hughes (-21%). Despite the petroleum group's weakness, our holdings held up better than stocks of some of the sector's smaller companies.
     The electrical equipment group suffered mainly because of General Electric, which was one of our largest holdings during fiscal 2001. GE fell nearly -35% as it struggled with slowing sales and lower expectations among investors.
Telecommunications companies, including our holdings Sprint and Qwest Communications, were hurt by industry overcapacity and slowing demand.

THE FUND'S POSITIONING
The events of the past year underscored the importance of diversification and demonstrated that no investment theme plays forever. Investors have experienced the difficulty of anticipating market changes. They also have been reminded of the relative safety of large-capitalization, dividend-paying stocks, such as those in the Equity Income Fund.
     At times of increased uncertainty, investors tend to place a premium on more defensive investments. This is particularly important now because many stock prices, despite the market's decline, are still very high in comparison with past levels across all the traditional valuation measures.
     Your fund's emphasis is on well-established companies that are success stories in their industries. The fund is widely diversified, and its largest commitments are to such core industries as petroleum, telephones, health care, banks, and food. These are important industries, and the major companies in them have proven their ability to weather difficult economic conditions. We acquired a number of these companies at quite attractive prices. We believe these companies will provide a competitive level of capital appreciation when economic conditions turn favorable again, while providing some downside protection in the meantime. We also remain overweighted versus the market indexes in economically sensitive basic-materials producers, where valuations are depressed despite a favorable supply outlook.

Newell Associates
Wellington Management Company, LLP
John A. Levin & Company, Inc.

October 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                           FISCAL YEAR ENDED SEPTEMBER 30, 2001

ADDITIONS                          COMMENTS
--------------------------------------------------------------------------------
Coca-Cola                          Purchased as price fell owing to projected
                                   slower growth.
--------------------------------------------------------------------------------
DuPont                             Increased fund's stake as price fell to very
                                   attractive levels because of concerns about
                                   sagging demand for chemicals.
--------------------------------------------------------------------------------
El Paso Corp.*                     Its assets in liquefied natural gas and
                                   broadband media are not reflected in its
                                   current depressed share price.
--------------------------------------------------------------------------------
Ford Motor                         Its price relative to its past valuation
                                   improved. Ford is a long-term survivor.
================================================================================
REDUCTIONS
John Hancock**                     Sold after its price appreciated.
--------------------------------------------------------------------------------
Baxter International               Reduced holding after price rose on
                                   enthusiasm about its product mix and
                                   profitability.
--------------------------------------------------------------------------------
Equity Residential**               Sold this REIT because of deteriorating
                                   fundamentals in multifamily apartment markets
                                   and dilution from an acquisition.
--------------------------------------------------------------------------------
Clorox                             The stock reached our target price.
--------------------------------------------------------------------------------
*New holding in portfolio.
**Eliminated from portfolio.
                                                                   See page 13
                                                                 for a complete
                                                                 listing of the
                                                                fund's holdings.

FUND PROFILE                                            AS OF SEPTEMBER 30, 2001
    FOR EQUITY INCOME FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                   BEST       WILSHIRE
                                       FUND        FIT*           5000
--------------------------------------------------------------------------------
Number of Stocks                        174         712          6,196
Median Market Cap                    $33.8B      $31.1B         $33.8B
Price/Earnings Ratio                  19.4x       18.8x          24.2x
Price/Book Ratio                       2.7x        2.3x           2.9x
Yield                                              2.2%           1.5%
  Investor Shares                      2.2%
  Admiral Shares                       2.3%
Return on Equity                      22.1%       20.7%          23.1%
Earnings Growth Rate                   9.9%       10.4%          15.4%
Foreign Holdings                       4.5%        0.0%           0.0%
Turnover Rate                           31%          --             --
Expense Ratio
  Investor Shares                     0.47%          --             --
  Admiral Shares                    0.39%**          --             --
Cash Investments                       1.7%          --             --
--------------------------------------------------------------------------------


--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Exxon Mobil Corp.                      3.7%
  (oil)
Verizon Communications                 3.4
  (telecommunications)
SBC Communications Inc.                2.4
  (telecommunications)
BellSouth Corp.                        2.0
  (telecommunications)
BP PLC ADR                             1.8
  (oil)
Bristol-Myers Squibb Co.               1.8
  (pharmaceuticals)
Bank of America Corp.                  1.7
  (banking)
Philip Morris Cos., Inc.               1.6
  (tobacco)
Kimberly-Clark Corp.                   1.5
  (consumer products)
American Home Products Corp.           1.4
  (pharmaceuticals)
--------------------------------------------
Top Ten                               21.3%
--------------------------------------------


-----------------------------------------------------------------
VOLATILITY MEASURES
                             BEST                   WILSHIRE
                     FUND    FIT*       FUND            5000
-----------------------------------------------------------------
R-Squared            0.92    1.00       0.22            1.00
Beta                 0.86    1.00       0.37            1.00
-----------------------------------------------------------------


------------------
INVESTMENT FOCUS
[GRID]
MARKET CAP - LARGE
STYLE - VALUE
-------------------


















--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                                   BEST       WILSHIRE
                                       FUND        FIT*           5000
--------------------------------------------------------------------------------
Auto & Transportation                  2.0%        3.2%           2.0%
Consumer Discretionary                  7.3         9.7           13.6
Consumer Staples                        9.0         6.7            7.2
Financial Services                     23.3        31.3           20.9
Health Care                            11.5         5.9           15.4
Integrated Oils                        10.8         8.7            3.8
Other Energy                            1.7         1.6            2.3
Materials & Processing                  6.1         5.1            3.2
Producer Durables                       3.3         3.4            3.1
Technology                              0.8         5.4           13.7
Utilities                              20.5        17.2            9.5
Other                                   3.7         1.8            5.3
--------------------------------------------------------------------------------
  *Russell 1000 Value Index.                                 [COMPUTER GRAPHIC]
 **Annualized.                                                Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
    FOR EQUITY INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1991-SEPTEMBER 30, 2001
[MOUNTAIN CHART]
INITIAL INVESTMENT OF $10,000
--------------------------------------------------------------------------------
  DATE        EQUITY     AVERAGE EQUITY   RUSSELL 1000  WILSHIRE 5000   S&P 500
            Income Fund   Income Fund      Value Index     Index         Index
--------------------------------------------------------------------------------
  199109       10000         10000          10000         10000         10000
  199112       10509         10555          10452         10870         10838
  199203       10389         10596          10570         10725         10565
  199206       10887         10888          11011         10713         10766
  199209       11225         11193          11239         11041         11105
  199212       11473         11682          11896         11845         11664
  199303       12335         12437          13046         12350         12174
  199306       12651         12602          13427         12442         12233
  199309       13377         13141          14090         12946         12549
  199312       13154         13354          14052         13182         12840
  199403       12291         12884          13561         12690         12353
  199406       12532         12971          13645         12591         12405
  199409       13085         13475          13994         13275         13011
  199412       12944         13159          13772         13173         13009
  199503       14183         14203          15081         14363         14276
  199506       15043         15143          16432         15704         15639
  199509       16326         16202          17868         17139         16882
  199512       17778         17180          19054         17975         17898
  199603       18309         17982          20133         18985         18859
  199606       18943         18493          20479         19821         19705
  199609       19301         18985          21075         20382         20314
  199612       20869         20420          23177         21788         22007
  199703       21478         20776          23771         21929         22597
  199706       24105         23404          27275         25632         26543
  199709       25896         25358          29992         28133         28531
  199712       27373         25989          31331         28605         29350
  199803       30357         28627          34983         32399         33444
  199806       29976         28275          35140         33030         34548
  199809       28366         25462          31069         29057         31112
  199812       32119         28792          36228         35308         37738
  199903       31730         28622          36747         36640         39618
  199906       34845         31339          40891         39500         42410
  199909       31929         28650          36885         36887         39762
  199912       32059         29738          38890         43626         45678
  200003       31564         29973          39076         45291         46726
  200006       31603         29638          37245         43260         45485
  200009       33933         31407          40136         43332         45044
  200012       36410         32261          41579         38855         41520
  200103       34600         30268          39144         34061         36597
  200106       35873         31508          41055         36606         38739
  200109       33657         28099          36592         30787         33053
--------------------------------------------------------------------------------



                                        AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED SEPTEMBER 30, 2001
                                      ---------------------------------    FINAL VALUE
                                        ONE        FIVE          TEN      OF A $10,000
                                       YEAR       YEARS        YEARS        INVESTMENT
--------------------------------------------------------------------------------------
Equity Income Fund Investor Shares   -0.81%      11.76%        12.90%          $33,657
Average Equity Income Fund*          -9.25        8.10         10.88            28,099
Russell 1000 Value Index             -8.91       11.67         13.85            36,592
Wilshire 5000 Index                 -28.95        8.60         11.90            30,787
S&P 500 Index                       -26.62       10.23         12.70            33,053
--------------------------------------------------------------------------------------

                                                                                FINAL VALUE
                                                          TOTAL RETURNS       OF A $250,000
                                   AUGUST 13, 2001**-SEPTEMBER 30, 2001          INVESTMENT
-------------------------------------------------------------------------------------------
Equity Income Fund Admiral Shares                               -6.31%             $234,228
S&P 500 Index                                                  -12.46               218,840
-------------------------------------------------------------------------------------------

------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) SEPTEMBER 30, 1991-SEPTEMBER 30, 2001
[BAR CHART]
EQUITY INCOME FUND
INVESTOR SHARES                RUSSELL 1000 VALUE INDEX
1992  -  12.3                  1992  -  12.4
1993  -  19.2                  1993  -  25.4
1994  -  -2.2                  1994  -  -0.7
1995  -  24.8                  1995  -  27.7
1996  -  18.2                  1996  -  17.9
1997  -  34.2                  1997  -  42.3
1998  -   9.5                  1998  -   3.6
1999  -  12.6                  1999  -  18.7
2000  -   6.3                  2000  -   8.9
2001  -  -0.8                  2001  -  -8.9
------------------------------------------------------------------

 *Derived from data provided by Lipper Inc.
**Inception.

See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2001
                                            ONE YEAR    FIVE YEARS     TEN YEARS
                                            ------------------------------------
EQUITY INCOME FUND INVESTOR SHARES
  Returns Before Taxes                        -0.81%        11.76%        12.90%
  Returns After Taxes on Distributions        -2.65          9.52         10.67
  Returns After Taxes on Distributions
    and Sale of Fund Shares                    0.42          8.81          9.87
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  SEPTEMBER 30, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
EQUITY INCOME FUND                                   SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.6%)(1)
--------------------------------------------------------------------------------
  AUTO & TRANSPORTATION (1.8%)
  Ford Motor Co.                                    818,439         $     14,200
  Genuine Parts Co.                                 201,846                6,431
  Union Pacific Corp.                               121,900                5,717
  CSX Corp.                                         164,200                5,172
  Norfolk Southern Corp.                            264,258                4,260
  TRW, Inc.                                         135,800                4,050
  The Goodyear Tire &
     Rubber Co.                                     140,100                2,582
  Visteon Corp.                                      34,630                  442
                                                                    ------------
                                                                          42,854
                                                                    ------------

CONSUMER DISCRETIONARY (6.8%)
  Kimberly-Clark Corp.                              560,975               34,780
  May Department Stores Co.                         682,904               19,818
  Gillette Co.                                      364,400               10,859
  McDonald's Corp.                                  353,100                9,583
  Eastman Kodak Co.                                 292,724                9,522
* KPMG Consulting Inc.                              820,700                8,872
  The Stanley Works                                 229,700                8,396
  J.C. Penney Co., Inc.                             326,580                7,152
  Avon Products, Inc.                               150,600                6,965
  Tribune Co.                                       215,400                6,764
* Accenture Ltd.                                    516,400                6,584
  The McGraw-Hill Cos., Inc.                        105,000                6,111
  The Walt Disney Co.                               299,400                5,575
  Sears, Roebuck & Co.                              135,129                4,681
  Whirlpool Corp.                                    84,400                4,672
  Newell Rubbermaid, Inc.                           147,300                3,345
  Gannett Co., Inc.                                  52,400                3,150
  International Flavors &
     Fragrances, Inc.                                68,300                1,891
                                                                    ------------
                                                                         158,720
                                                                    ------------

CONSUMER STAPLES (8.4%)
  Philip Morris Cos., Inc.                          770,650               37,215
  Procter & Gamble Co.                              396,600               28,869
  H.J. Heinz Co.                                    533,140               22,472
  PepsiCo, Inc.                                     439,740               21,327
  Sara Lee Corp.                                    816,700               17,396
  Anheuser-Busch Cos., Inc.                         401,400               16,811
  The Coca-Cola Co.                                 207,600                9,726
  General Mills, Inc.                               160,600                7,307
  Albertson's, Inc.                                 209,800                6,688
  Kellogg Co.                                       209,100                6,273
  Campbell Soup Co.                                 156,200                4,374
  Hershey Foods Corp.                                66,800                4,367
  ConAgra Foods, Inc.                               193,600                4,346
  The Clorox Co.                                    116,900                4,325
  UST, Inc.                                         112,900                3,748
  Ralston-Ralston Purina Group                       32,500                1,066
                                                                    ------------
                                                                         196,310
                                                                    ------------

FINANCIAL SERVICES (21.6%)
  Bank of America Corp.                             689,423               40,262
  Washington Mutual, Inc.                           838,465               32,264
  J.P. Morgan Chase & Co.                           896,245               30,607
  XL Capital Ltd. Class A                           290,800               22,973
  Marsh & McLennan Cos., Inc.                       226,000               21,854
  PNC Financial Services Group                      363,194               20,793
  The Hartford Financial Services
     Group Inc.                                     353,000               20,735

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
EQUITY INCOME FUND                                   SHARES                (000)
--------------------------------------------------------------------------------
  Wachovia Corp.                                    661,400           $   20,503
  Ace, Ltd.                                         690,000               19,920
  U.S. Bancorp                                      853,256               18,925
  The Chubb Corp.                                   244,601               17,467
  Aon Corp.                                         377,800               15,868
  St. Paul Cos., Inc.                               372,233               15,343
  Bank One Corp.                                    483,222               15,207
  FleetBoston Financial Corp.                       404,099               14,851
  UnumProvident Corp.                               570,100               14,395
  Wells Fargo Co.                                   316,265               14,058
  National City Corp.                               455,300               13,636
  American International
     Group, Inc.                                    159,021               12,404
  CIGNA Corp.                                       145,200               12,044
  First Data Corp.                                  203,350               11,847
  Lincoln National Corp.                            249,900               11,653
  KeyCorp                                           460,970               11,128
  The Bank of New York Co., Inc.                    257,200                9,002
  Morgan Stanley Dean
     Witter & Co.                                   170,300                7,893
  Equity Office Properties
     Trust REIT                                     242,500                7,760
  Citigroup, Inc.                                   187,966                7,613
  Mellon Financial Corp.                            224,400                7,255
  Archstone Communities
     Trust REIT                                     263,800                6,885
  Fannie Mae                                         81,800                6,549
  Merrill Lynch & Co., Inc.                         153,632                6,237
  American Express Co.                              193,500                5,623
  SAFECO Corp.                                      169,500                5,141
  Sun Communities, Inc. REIT                        130,700                4,790
  Crescent Real Estate, Inc. REIT                   100,000                2,145
                                                                    ------------
                                                                         505,630
                                                                    ------------


HEALTH CARE (10.7%)
  Bristol-Myers Squibb Co.                          758,100               42,120
  American Home Products Corp.                      579,300               33,744
  Merck & Co., Inc.                                 496,500               33,067
  Pharmacia Corp.                                   716,700               29,069
  GlaxoSmithKline PLC                               443,404               24,884
  Johnson & Johnson                                 344,700               19,096
  Eli Lilly & Co.                                   216,300               17,455
  Abbott Laboratories                               329,100               17,064
  Schering-Plough Corp.                             381,800               14,165
  Baxter International, Inc.                        179,518                9,882
* Aetna Inc.                                        303,500                8,768
* Zimmer Holdings, Inc.                              47,330                1,313
                                                                    ------------
                                                                         250,627
                                                                    ------------

INTEGRATED OILS (10.0%)
  Exxon Mobil Corp.                               2,211,164               87,120
  BP PLC ADR                                        866,786               42,620
  Texaco Inc.                                       378,200               24,583
  Chevron Corp.                                     261,646               22,174
  Royal Dutch Petroleum
     Co. ADR                                        384,900               19,341
  Conoco Inc. Class A                               473,000               12,028
  Unocal Corp.                                      254,300                8,265
  USX-Marathon Group                                233,000                6,233
  Phillips Petroleum Co.                             97,100                5,238
  Petrol Brasil ADR                                 256,200                4,919
  Shell Transport & Trading
     Co. ADR                                         58,300                2,589
                                                                    ------------
                                                                         235,110
                                                                    ------------


OTHER ENERGY (1.5%)
  El Paso Corp.                                     300,900               12,502
  Burlington Resources, Inc.                        270,000                9,237
* Reliant Resources, Inc.                           387,300                6,274
  Schlumberger Ltd.                                  89,800                4,104
  Baker Hughes, Inc.                                137,800                3,989
                                                                    ------------
                                                                          36,106
                                                                    ------------

MATERIALS & Processing (5.7%)
Dow Chemical Co.                                  1,016,187               33,290
E.I. du Pont de Nemours & Co.                       706,427               26,505
Weyerhaeuser Co.                                    353,300               17,209
Alcoa Inc.                                          482,800               14,972
International Paper Co.                             317,252               11,040
Ashland, Inc.                                       187,800                7,240
Eastman Chemical Co.                                179,500                6,516
PPG Industries, Inc.                                127,800                5,847
USX-U.S. Steel Group                                342,700                4,791
IMC Global Inc.                                     500,000                4,500
Engelhard Corp.                                      56,500                1,305
Crown Cork & Seal Co., Inc.                         125,000                  286
                                                                    ------------
                                                                         133,501
                                                                    ------------

PRODUCER DURABLES (3.0%)
  Caterpillar, Inc.                                 539,364               24,164
  Emerson Electric Co.                              301,559               14,191
  Deere & Co.                                       298,146               11,213
  Pitney Bowes, Inc.                                155,700                5,948
  Hubbell Inc. Class B                              146,600                4,275
  The Boeing Co.                                    111,200                3,725
  Rockwell Collins Inc.                             255,400                3,627
  Xerox Corp.                                       279,200                2,164
  Lockheed Martin Corp.                              41,700                1,824
                                                                    ------------
                                                                          71,131
                                                                    ------------

TECHNOLOGY (0.8%)
  International Business
     Machines Corp.                                  85,100                7,855
  Hewlett-Packard Co.                               316,900                5,102
  Compaq Computer Corp.                             449,800                3,738
  Rockwell International Corp.                       89,000                1,307
                                                                    ------------
                                                                          18,002
                                                                    ------------

UTILITIES (19.0%)
  Verizon Communications                          1,475,857               79,859
  SBC Communications Inc.                         1,184,573               55,817
  BellSouth Corp.                                 1,126,604               46,810
  SCANA Corp.                                       842,600               21,385
  Southern Co.                                      695,610               16,681
  AT&T Corp.                                        783,852               15,128

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                    SHARES                (000)
--------------------------------------------------------------------------------
  FPL Group, Inc.                                  281,735           $   15,087
  Sprint Corp.                                     618,200               14,843
  Questar Corp.                                    580,000               11,704
  NICOR, Inc.                                      276,200               10,703
* Sprint PCS                                       400,000               10,516
  Duke Energy Corp.                                271,004               10,258
  Constellation Energy Group                       420,600               10,179
  FirstEnergy Corp.                                281,000               10,102
  National Fuel Gas Co.                            425,600                9,802
  DTE Energy Co.                                   225,600                9,712
  Dominion Resources, Inc.                         154,481                9,168
  KeySpan Corp.                                    262,700                8,732
  Pinnacle West Capital Corp.                      213,700                8,484
  Potomac Electric Power Co.                       385,200                8,459
  Qwest Communications
     International Inc.                            407,887                6,812
  Progress Energy, Inc.                            144,300                6,203
  TXU Corp.                                        132,796                6,151
  Exelon Corp.                                     120,900                5,392
  Western Resources, Inc.                          322,800                5,342
  Consolidated Edison Inc.                         120,400                4,903
  American Electric
     Power Co., Inc.                               100,660                4,352
  ScottishPower PLC ADR                            182,845                4,333
  Xcel Energy, Inc.                                147,000                4,138
  Allegheny Energy, Inc.                           110,300                4,048
* AT&T Wireless Services Inc.                      252,243                3,769
* Mirant Corp.                                     137,936                3,021
  Edison International                             200,940                2,644
                                                                    ------------
                                                                        444,537
                                                                    ------------

OTHER (3.3%)
  Minnesota Mining &
     Manufacturing Co.                             305,507               30,062
  General Electric Co.                             796,800               29,641
  Textron, Inc.                                    154,500                5,193
  Tyco International Ltd.                          103,400                4,705
  Honeywell International Inc.                     167,162                4,413
  Fortune Brands, Inc.                             126,731                4,245

                                                                    ------------
                                                                         78,259
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,608,143)                                                   2,170,787
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.5%)
--------------------------------------------------------------------------------
  Raytheon Co.
     8.25% Cvt. Pfd.                                        112,000       6,747
  Crown Castle International Corp.
     6.25% Cvt. Pfd.                                         85,100       2,061
Owens-Illinois Inc.
     4.75% Cvt. Pfd.                                        129,500       1,735
Kmart Financing
     7.75% Cvt. Pfd.                                         45,400       1,688
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $15,998)                                                         12,231
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                FACE      MARKET
                                                              AMOUNT      VALUE*
                                                               (000)       (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (1.1%)
--------------------------------------------------------------------------------
Hewlett Packard Co.
     0.00%, 10/14/2017                                     $ 13,950   $   6,233
(2)  0.00%, 10/14/2017                                        6,750       3,016
Incyte Genomics, Inc.
     5.50%, 2/1/2007                                          3,000       1,988
Nabors Industries, Inc.
     0.00%, 6/20/2020                                         9,400       5,664
Veritas Software
     1.856%, 8/13/2006                                        5,000       4,013
Waste Management Inc.
     4.00%, 2/1/2002                                           4,000      4,000
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (COST $30,382)                                                         24,914
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.7%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(3)  3.592%, 10/11/2001                                      10,000       9,993
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  3.33%, 10/1/2001--Note G                                    9,990       9,990
  3.34%, 10/1/2001                                          136,392     136,392
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $156,372)                                                       156,375
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
  (COST $1,810,895)                                                   2,364,307
--------------------------------------------------------------------------------
OTHER ASSETS AND
  LIABILITIES--NET (-0.9%)                                              (20,647)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $2,343,660
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 96.7% and 2.6%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, the value of this security represented 0.1% of net assets.
(3)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
EQUITY INCOME FUND                                                         (000)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                               $ 2,364,307
  Receivables for Investment Securities Sold                            134,234
  Other Assets--Note C                                                   12,078
                                                                    ------------
     Total Assets                                                     2,510,619
                                                                    ------------
LIABILITIES
  Payables for Capital Shares Redeemed                                  146,738
  Other Liabilities--Note G                                              20,221
                                                                    ------------
     Total Liabilities                                                  166,959
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS                                                           $2,343,660
================================================================================




--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                              $1,726,233
Undistributed Net Investment Income                                         293
Accumulated Net Realized Gains--Note E                                   66,044
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                 553,412
  Futures Contracts                                                      (2,322)
--------------------------------------------------------------------------------
NET ASSETS                                                           $2,343,660
================================================================================

Investor Shares--Net Assets
Applicable to 98,199,621 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $2,181,681
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $22.22
--------------------------------------------------------------------------------

Admiral Shares--Net Assets
Applicable to 3,478,205 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $161,979
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                         $46.57
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                              EQUITY INCOME FUND
                                                   YEAR ENDED SEPTEMBER 30, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $ 58,995
  Interest                                                               10,059
  Security Lending                                                           13
--------------------------------------------------------------------------------
     Total Income                                                        69,067
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
     Basic Fee                                                            4,075
     Performance Adjustment                                                 613
  The Vanguard Group--Note C
     Management and Administrative
       Investor Shares                                                    6,790
       Admiral Shares                                                        28
     Marketing and Distribution
       Investor Shares                                                      312
       Admiral Shares                                                        --
  Custodian Fees                                                             39
  Auditing Fees                                                              11
  Shareholders' Reports
     Investor Shares                                                         50
     Admiral Shares                                                          --
  Trustees' Fees and Expenses                                                 4
--------------------------------------------------------------------------------
Total Expenses                                                           11,922
Expenses Paid Indirectly--Note D                                           (289)
--------------------------------------------------------------------------------
Net Expenses                                                             11,633
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    57,434
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            124,200
Futures Contracts                                                       (47,914)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 76,286
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                (162,935)
  Futures Contracts                                                         702
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (162,233)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ (28,513)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                         EQUITY INCOME FUND
                                                      YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------
                                                             2001        2000
                                                            (000)       (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
  Net Investment Income                               $   57,434  $   67,091
  Realized Net Gain (Loss)                                76,286     137,768
  Change in Unrealized Appreciation (Depreciation)      (162,233)    (83,180)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting
       from Operations                                   (28,513)    121,679
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
     Investor Shares                                     (56,674)    (69,729)
     Admiral Shares                                         (744)          --
  Realized Capital Gain
     Investor Shares                                    (113,538)   (105,954)
     Admiral Shares                                            --          --
--------------------------------------------------------------------------------
Total Distributions                                     (170,956)   (175,683)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                        (47,150)   (534,666)
  Admiral Shares                                         170,206           --
--------------------------------------------------------------------------------
     Net Increase (Decrease) from Capital
       Share Transactions                                123,056    (534,666)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                              (76,413)   (588,670)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  2,420,073   3,008,743
--------------------------------------------------------------------------------
  End of Period                                       $2,343,660  $2,420,073
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------
                                                              EQUITY INCOME FUND INVESTOR SHARES
                                                                  YEAR ENDED SEPTEMBER 30,
                                                        -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               2001     2000     1999     1998      1997
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $24.06   $24.14   $22.80   $22.28    $17.69
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .539      .62      .64      .64       .64
  Net Realized and Unrealized Gain (Loss)
     on Investments                                         (.699)     .81     2.20     1.44      5.17
-------------------------------------------------------------------------------------------------------
       Total from Investment Operations                     (.160)    1.43     2.84     2.08      5.81
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.540)    (.64)    (.67)    (.67)     (.64)
  Distributions from Realized Capital Gains                (1.140)    (.87)    (.83)    (.89)     (.58)
-------------------------------------------------------------------------------------------------------
     Total Distributions                                   (1.680)   (1.51)   (1.50)   (1.56)    (1.22)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $22.22   $24.06   $24.14   $22.80    $22.28
=======================================================================================================

TOTAL RETURN                                               -0.81%    6.28%   12.56%    9.54%    34.17%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $2,182   $2,420   $3,009   $2,378    $1,948
  Ratio of Total Expenses to Average Net Assets             0.47%    0.43%    0.41%    0.39%     0.45%
  Ratio of Net Investment Income to Average Net Assets      2.26%    2.59%    2.59%    2.80%     3.25%
  Portfolio Turnover Rate                                     31%      36%      18%      23%       22%
=======================================================================================================

--------------------------------------------------------------------------------
                                               EQUITY INCOME FUND ADMIRAL SHARES
                                                                   AUGUST 13* TO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                 SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .128
  Net Realized and Unrealized Gain (Loss) on Investments                 (3.301)
--------------------------------------------------------------------------------
     Total from Investment Operations                                    (3.173)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.257)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
     Total Distributions                                                  (.257)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $46.57
================================================================================

TOTAL RETURN                                                            -6.31%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                    $162
  Ratio of Total Expenses to Average Net Assets                        0.39%**
  Ratio of Net Investment Income to Average Net Assets                 2.11%**
  Portfolio Turnover Rate                                                  31%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on August 13, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Newell Associates, John A. Levin & Co., Inc., and Wellington Management Company, LLP, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee for John A. Levin & Co., Inc., is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance relative to the Lipper Equity Income average.
     The Vanguard Group manages the cash reserves of the fund on an at-cost basis.
     For the year ended September 30, 2001, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund's average net assets before an increase of $613,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2001, the fund had contributed capital of $496,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.5% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $288,000 and $1,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended September 30, 2001, the fund purchased $741,101,000 of investment securities and sold $778,634,000 of investment securities other than temporary cash investments.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $9,237,000 from accumulated net realized gains to paid-in capital.

F. At September 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $553,412,000, consisting of unrealized gains of $666,188,000 on securities that had risen in value since their purchase and $112,776,000 in unrealized losses on securities that had fallen in value since their purchase.

     At September 30, 2001, the aggregate settlement value of open futures contracts expiring in December 2001 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                                      (000)
                                                --------------------------------
                                                 AGGREGATE
                              NUMBER OF         SETTLEMENT            UNREALIZED
FUTURES CONTRACTS        LONG CONTRACTS              VALUE          DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                       285            $74,364               $ (919)
S&P MidCap 400 Index                100             21,672               (1,403)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. The market value of securities on loan to broker/dealers at September 30, 2001, was $9,727,000, for which the fund held cash collateral of $9,990,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------------------
                                                        YEAR ENDED SEPTEMBER 30,
                                               ---------------------------------------------

                                                        2001                    2000
                                               --------------------    ---------------------
                                                   AMOUNT    SHARES        AMOUNT     SHARES
                                                    (000)     (000)         (000)      (000)
--------------------------------------------------------------------------------------------
Investor Shares
  Issued                                        $ 437,097    18,343    $  366,363    15,846
  Issued in Lieu of Cash Distributions            152,961     6,646       157,861     6,823
  Redeemed                                       (637,208)  (27,383)   (1,058,890)  (46,700)
                                               ---------------------------------------------
     Net Increase (Decrease)--Investor Shares     (47,150)   (2,394)     (534,666)  (24,031)
                                               ---------------------------------------------
Admiral Shares
  Issued                                          170,841     3,492            --        --
  Issued in Lieu of Cash Distributions                620        14            --        --
  Redeemed                                         (1,255)      (28)           --        --
                                               ---------------------------------------------
     Net Increase (Decrease)--Admiral Shares      170,206     3,478            --        --
--------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Equity Income Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 1, 2001



--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
     (UNAUDITED) FOR VANGUARD EQUITY INCOME FUND

This information for the fiscal year ended September 30, 2001, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $121,658,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 49.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University. Other Fund Officers

--------------------------------------------------------------------------------
OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group. Vanguard Managing Directors

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

-------------------------------------------------------------------------------
                                 JOHN C. BOGLE
                 Founder; Chairman and Chief Executive, 1974-1996.

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[THE VANGUARD GROUP (R) LOGO]
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Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q650 112001
Vanguard(R)Equity Income Fund